Exhibit 10.1.4

LICENSE AGREEMENT AMENDMENT

The following is an amendment to Exhibit A of the License Agreement between Medical College of Georgia and NewLink Genetics previously executed on September 13th, 2005. The purpose of this amendment is to explicitly list patent applications filed previously to the execution of this Agreement as continuations of Case # 009-03, and which were unintentionally ommited in the original Exhibit A. These missing patent applications are: Provisional US 60/538,647 and Non-Provisional Patents US 10/780,150 and US 10/780,797.

The present amendment should be considered part of the original License Agreement and is hereto agreed by representatives of both parties signing below.

MEDICAL COLLEGE OF GEORGIA RESEARCH INSTITUTE	LICENSEE: NEWLINK GENETICS
By: /s/ Betty Aldridge	By: /s/ Nicholas Vahanian
Name: Betty Aldridge Executive Director MCG Research Institute	Name: Nicholas Vahanian
Title:	Title: Chief Medical & Operations Officer
Date: 3/28/06	Date: 3/28/06

EXHIBIT A
LICENSED PATENTS

[Case #007-98	“Regulation of T-Cell Mediated Immunity by Tryptophan” U.S. Patent No. 6,451,840 Inventors: D. Munn and A. Mellor
Case #007-98 Div1	“Regulation of T-Cell Mediated Immunity by Tryptophan” U.S. Patent No. 6,482,416 Inventors: D. Munn and A. Mellor
Case #007-98 Div2	“Regulation of T-Cell Mediated Immunity by Tryptophan” U.S. non-Provisional/Regular Patent Application 10/112,362 Inventors: D. Munn and A. Mellor
Case #011-98	High Affinity Tryptophan Transporter” U.S. Patent No. 6,395,876 Inventors: D. Munn and A. Mellor
Case #011-02	“Antigen-Presenting Cell Populations and Their Use as Reagents for Enhancing of Reducing Immune Tolerance” U.S. non-Provisional/Regular Patent Application 10/121,909 Inventors: D. Munn and A. Mellor
Case #003-03	“Chemokine Receptor Antagonists as Therapeutic Agents” U.S. non-Provisional/Regular Patent Application 10/660,131 Inventors: D. Munn, A. Mellor and S. Peiper
Case #009-03	“Regulation of T Cell-Mediated Immunity by D Isomers of Inhibitors of Indoleamine-2,3-Dioxygenase” U.S. Provisional Patent Application 60/459,489 Inventors: D. Munn and A. Mellor
Case #009-03	“Inhibitors of Indoleamine-2,3-Dioxygenase and Methods of Use” U.S. Provisional Patent Application 60/538,647 Inventors: D. Munn and A. Mellor
Case #009-03	“Regulation of T Cell-Mediated Immunity by D Isomers of Inhibitors of Indoleamine-2,3-Dioxygenase” U.S. Non-Provisional/Regular Patent Application 10/780,150 Inventors: D. Munn and A. Mellor
Case #009-03	“Use of Inhibitors of Indoleamine-2,3-Dioxygenase in Combination with Other Therapeutic Modalities” U.S. Non-Provisional/Regular Patent Application 10/780,797 Inventors: D. Munn and A. Mellor]